IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF NEW YORK

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In re                                                   Chapter 11

Teligent, Inc., et al.,1 Case                           No. 01-12974 (SMB)
                                                        Jointly Administered
Debtors.
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                   THIRD AMENDED JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE



                                                   KIRKLAND & ELLIS
                                                   Citigroup Center
                                                   153 East 53rd Street
                                                   New York, New York 10022
                                                   (212) 446-4800


                                                   - and -


                                                   KIRKLAND & ELLIS
                                                   200 East Randolph Drive
                                                   Chicago, Illinois 60601-6636
                                                   (312) 861-2000


                                                   ATTORNEYS FOR DEBTORS AND
                                                   DEBTORS-IN-POSSESSION

Dated:  September 5, 2002
New York, New York

--------
1 The Debtors are the following entities: Teligent, Inc.; Teligent Services, Inc.; Xandu Shell Corp. (f/k/a American Long Lines, Inc.); Association Communications, Inc.; Auctel, Inc.; BackLink, L.L.C.; Winston Shell Corp. (f/k/a Easton Telecom Services, Inc.); Quincy Shell Corp. (f/k/a Executive Conference, Inc.); FirstMark Communications, Inc.; Sawyer Shell Corp. (f/k/a InfiNet Telecommunications, Inc.); JTel, L.L.C.; KatLink, L.L.C.; OMC Communications, Inc.; Quadrangle Investments, Inc.; Atlantis II Shell Corp. (f/k/a Telecommunications Concepts, Inc.); Teligent Communications, L.L.C.; Teligent License Co. I, L.L.C.; Teligent License Co. II, L.L.C.; Teligent of Virginia, Inc.; Teligent Professional Services, Inc.; and Teligent Telecommunications, L.L.C.

                                TABLE OF CONTENTS


ARTICLE I DEFINED TERMS, RULES OF INTERPRETATION, COMPUTATION
OF TIME AND GOVERNING LAW....................................................1
   A.   Rules of Interpretation, Computation of Time and
        Governing Law........................................................1
   B.   Defined Terms........................................................1
                  1.       Administrative Convenience Claim..................1
                  2.       Administrative Claim..............................1
                  3.       Administrative Claim Bar Date...... ..............2
                  4.       Administrative Claim Consent Form.................2
                  5.       Agent.............................................2
                  6.       Allowed...........................................2
                  7.       Allowed Claim.....................................2
                  8.       Bank Distribution........................... .....2
                  9.       Bank Releasees....................................2
                  10.      Bankruptcy Code...................................2
                  11.      Bankruptcy Court..................................2
                  12.      Bankruptcy Rules..................................2
                  13.      Business Day......................................2
                  14.      Cash Collateral Order.............................2
                  15.      Chapter 5 Causes of Action........................2
                  16.      Chapter 11 Cases..................................2
                  17.      Claim.............................................3
                  18.      Claim Fund........................................3
                  19.      Committee Releasees...............................3
                  20.      Confirmation Date.................................3
                  21.      Confirmation Order................................3
                  22.      Consummation......................................3
                  23.      Contingent Claim..................................3
                  24.      Convenience Claims................................3
                  25.      Creditor..........................................3
                  26.      Creditors' Committee..............................3
                  27.      D&O Releasees.....................................3
                  28.      Debtor............................................3
                  29.      Debtor in Possession..............................3
                  30.      Disclosure Statement..............................3
                  31.      Disputed Claim....................................4
                  32.      Effective Date....................................4
                  33.      Equity Interest...................................4
                  34.      Filed.............................................4
                  35.      Final Order.......................................4
                  36.      Funds.............................................4
                  37.      General Administrative Claim......................4
                  38.      General Unsecured Claim...........................4
                  39.      Holders...........................................4
                  40.      Insurance Policy..................................4
                  41.      Lenders...........................................4
                  42.      New Teligent Bylaws...............................4
                  43.      New Teligent Charter..............................4
                  44.      New Teligent Common Stock.........................4
                  45.      Old Equity Interests..............................4
                  46.      Other Priority Claim..............................5
                  47.      Other Secured Claim...............................5
                  48.      Person............................................5
                  49.      Petition Date.....................................5

                  50.      Plan..............................................5
                  51.      Plan Supplement...................................5
                  52.      Post Petition Loans...............................5
                  53.      Prepetition Credit Agreement......................5
                  54.      Prepetition Lender Secured Claims.................5
                  55.      Prepetition Lender Superpriority
                           Administrative Claims.............................5
                  56.      Priority Claim....................................5
                  57.      Priority Claim Consent Form.......................5
                  58.      Priority Convenience Claim........................5
                  59.      Priority Tax Claim................................5
                  60.      Professional Fee Claim............................5
                  61.      Professional Fee Reserve Fund.....................5
                  62.      Property..........................................5
                  63.      Pro Rata..........................................6
                  64.      Releasees.........................................6
                  65.      Reorganized Teligent..............................6
                  66.      Secured Claim.....................................6
                  67.      Stockholders Agreement............................6
                  68.      Stockholder Committee.............................6
                  69.      Unsecured Claim Estate Representative.............6
                  70.      Unsecured Claim Fund..............................6
                  71.      Voting Deadline...................................6
   C.   Exhibits.............................................................6

ARTICLE II PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE
CLAIMS AND PRIORITY TAX CLAIMS...............................................6
   A.   General Administrative Claims........................................6
   B.   Prepetition Lender Superiority Administrative Claims.................7
   C.   Priority Tax Claims..................................................7
   D.   Paid Administrative Claims...........................................8

ARTICLE III CLASSIFICATION AND TREATMENT OF CLASSIFIED
CLAIMS AND EQUITY INTERESTS..................................................8
   A.   Summary..............................................................8
   B.   Classification and Treatment.........................................8
                  1.       Class 1 - Other Priority Claims...................8
                  2.       Class 2 - Priority Convenience Claim..............9
                  3.       Class 3 - Other Secured Claims....................9
                  4.       Class 4 - Prepetition Lender Secured Claims.......9
                  5.       Class 5 - General Unsecured Claims...............10
                  6.       Class 6 - Old Equity Interests...................10

ARTICLE IV ACCEPTANCE OR REJECTION OF THE PLAN..............................11
   A.   Voting Class........................................................11
   B.   Acceptance by Impaired Classes of Claims............................11
   C.   Presumed Acceptance of Plan.........................................11
   D.   Presumed Rejection of Plan..........................................11
   E.   Nonconsensual Confirmation..........................................11

ARTICLE V TREATMENT OF DISPUTED CLAIMS......................................11
   A.   Objections to and Estimation of Claims;
        Prosecution of Disputed Claims......................................11
   B.   Reserve for Disputed Claims.........................................11
   C.   Payments and Distributions on Disputed Claims.......................12
   D.   Bar Date for Professional Claims....................................12

ARTICLE VI PLAN IMPLEMENTATION..............................................12
   A.   Substantive Consolidation...........................................12
   B.   Distributions Under the Plan........................................12
                  1.       Reorganized Teligent.............................12
                  2.       Unsecured Claim Estate Representative............13
                  3.       Transfer to Reorganized Teligent.................13
                  4.       Investments......................................13
                  5.       Setoffs..........................................13
                  6.       Cancellation of Notes, Instruments,
                           Debentures and Equity Securities.................13
   C.   Cooperation.........................................................14
   D.   Business Day........................................................14
   E.   Timing..............................................................14
   F.   Manner of Payment...................................................14
   G.   Effectiveness of Documents..........................................14
   H.   Winding Up Affairs..................................................14
   I.   Corporate Action....................................................14
                  1.       New Teligent Charter and New Teligent Bylaws.....14
                  2.       Board of Directors...............................14
                  3.       Stockholders Agreement...........................15
                  4.       Authorization of Corporate Action................15
   J.  Compromise of Controversies..........................................15
   K.  Insurance Preservation...............................................15

ARTICLE VII EXECUTORY CONTRACTS AND UNEXPIRED LEASES........................15
   A.  Rejection of Executory Contracts and Unexpired Leases................15
   B.  Benefit Plans........................................................15

ARTICLE VIII CONDITIONS PRECEDENT TO CONFIRMATION AND
EFFECTIVE DATE OF THE PLAN..................................................16
   A.  Conditions Precedent to Confirmation Date of the Plan................16
   B.  Conditions Precedent to Effective Date of the Plan...................16
                  1.       Confirmation Order...............................16
                  2.       Execution of Documents; Other Actions............16
                  3.       Funds............................................16
                  4.       Class 3 Claims...................................16
                  5.       Regulatory Approvals.............................16
                  6.       Budget...........................................16
                  7.       Date.............................................16
   C.  Waiver of Conditions Precedent.......................................16

ARTICLE IX PLAN MODIFICATION................................................16

ARTICLE X RETENTION OF JURISDICTION.........................................17

ARTICLE XI RELEASES AND INJUNCTION.................................. .......18
   A.  Subordination........................................................18
   B.  Limited Releases by Debtors..........................................18
   C.  Limited Releases by Holders of Claims................................18
   D.  Injunction...........................................................18
   E.  Preservation of Rights...............................................19

ARTICLE XII MISCELLANEOUS PROVISIONS........................................19
   A.  Title to Assets......................................................19
   B.  Payment of Statutory Fees............................................19
   C.  No Transfer Taxes....................................................19
   D.  Section 1145 Exemption...............................................19

   E.  Exculpation..........................................................19
   F.  Committee............................................................19
   G.  Headings.............................................................19
   H.  Binding Effect.......................................................19
   I.  Plan Controls........................................................19
   J.  Revocation or Withdrawal.............................................20
                  1.       Right to Revoke..................................20
                  2.       Effect of Withdrawal or Revocation...............20
   K.  Substantial Consummation.............................................20
   L.  Notices..............................................................20
   M.  Governing Law........................................................20
   N.  Withholding and Reporting Requirements...............................20

        Teligent, Inc.; Teligent Services, Inc.; Xandu Shell Corp. (f/k/a American Long Lines, Inc.); Association Communications, Inc.; Auctel, Inc.; BackLink, L.L.C.; Winston Shell Corp. (f/k/a Easton Telecom Services, Inc.); Quincy Shell Corp. (f/k/a Executive Conference, Inc.); FirstMark Communications, Inc.; Sawyer Shell Corp. (f/k/a InfiNet Telecommunications, Inc.); JTel, L.L.C.; KatLink, L.L.C.; OMC Communications, Inc.; Quadrangle Investments, Inc.; Atlantis II Shell Corp. (f/k/a Telecommunications Concepts, Inc.); Teligent Communications, L.L.C.; Teligent License Co. I, L.L.C.; Teligent License Co. II, L.L.C.; Teligent of Virginia, Inc.; Teligent Professional Services, Inc.; and Teligent Telecommunications, L.L.C. jointly propose the following plan of reorganization under ss. 11 U.S.C. 1121(a). ALL HOLDERS OF CLAIMS AND EQUITY INTERESTS ARE URGED TO READ THIS PLAN AND THE DISCLOSURE STATEMENT CAREFULLY TO EVALUATE HOW THIS PLAN WILL AFFECT THEIR CLAIMS OR EQUITY INTERESTS.


                                    ARTICLE I
                     DEFINED TERMS, RULES OF INTERPRETATION,
                      COMPUTATION OF TIME AND GOVERNING LAW

A.      Rules of Interpretation, Computation of Time and Governing Law

        1. For purposes herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter gender; (b) any reference herein to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (c) any reference herein to an existing document or exhibit Filed, or to be Filed, shall mean such document or exhibit, as it may have been or may be amended, modified or supplemented; (d) unless otherwise specified, all references herein to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits hereof or hereto; (e) the words "herein," "hereof" and "hereto" refer to the Plan in its entirety rather than to a particular portion of this Plan; (f) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation hereof; (g) the rules of construction set forth in section 102 of the Bankruptcy Code shall apply; and
(h) any term used in capitalized form herein that is not otherwise defined but that is defined in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to such term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be.

        2. In computing any period of time prescribed or allowed hereby, the provisions of Bankruptcy Rule 9006(a) shall apply.

        3. Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, and subject to the provisions of any contract, instrument, release, indenture or other agreement or document entered into in connection herewith, the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

B. Defined Terms. As used in the Plan, the following terms have the meanings ascribed to them below, unless the context otherwise requires:

        1. Administrative Convenience Claim: Any Allowed General Administrative Claim in an amount equal to or less than $3,000.

        2. Administrative Claim: Any cost or expense of administration of the Chapter 11 Cases allowed under section 503(b) of the Bankruptcy Code and entitled to priority in payment under section 507(a)(1) of the Bankruptcy Code, including any actual and necessary expenses of preserving the estate of any Debtor, any actual and necessary expenses of operating the business of any Debtor, and any indebtedness or obligations incurred or assumed by any Debtor during the pendency of the Chapter 11 Cases in connection with the conduct of the business of, the acquisition or lease of property by, or the rendition of services to, any Debtor.

        3. Administrative Claim Bar Date: The deadline ordered by the Bankruptcy Court for filing certain Administrative Claims, February 20, 2002.

        4. Administrative Claim Consent Form: That certain form approved by the Bankruptcy Court pursuant to which the Debtors seek the agreement of Holders of General Administrative Claims (other than Administrative Convenience Claims) to the treatment afforded to such Holders under the Plan.

        5. Agent: JPMorgan Chase Bank, as administrative agent for the Lenders under the Prepetition Credit Agreement.

        6. Allowed: Whenever in the Plan the word "Allowed" precedes a defined term describing a Claim, that phrase will mean an Allowed Claim of the type described.

        7. Allowed Claim. Allowed Claim shall mean (a) any Claim against the Debtors, proof of which has been timely filed with the Bankruptcy Court, or which has been or hereafter is scheduled by the Debtors as liquidated in amount and not disputed or contingent and which, in either case, is a Claim as to which no objection to the allowance thereof has been filed within the applicable period of limitation for objection to Claims fixed by the Bankruptcy Court, or as to which any objection has been determined by a Final Order allowing such Claim; or (b) a Claim against a Debtor that is allowed (i) in a Final Order or
(ii) under the Plan.

        8. Bank Distribution: A distribution to the Lenders pursuant to which such Lenders will receive their Pro Rata share of 100% of the New Teligent Common Stock.

        9. Bank Releasees: The Agent and the Lenders in their capacity as such under the Prepetition Credit Agreement or the Cash Collateral Order, together with their respective officers, directors, employees, attorneys, financial advisors, accountants, investment bankers, agents and representatives in each case in their capacity as such.

        10. Bankruptcy Code: Title I of the Bankruptcy Reform Act of 1978, as amended, set forth in title 11, sections 101 et seq., of the United States Code.

        11. Bankruptcy Court: The United States Bankruptcy Court for the Southern District of New York, or, if such court ceases to exercise jurisdiction over the Chapter 11 Cases, the court that exercises jurisdiction over the Chapter 11 Cases.

        12. Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure promulgated under 28 U.S.C.ss. 2076, as amended from time to time, and the local rules of the Bankruptcy Court.

        13. Business Day: Any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

        14. Cash Collateral Order: That certain Final Order (I) Authorizing the Use of Lenders' Cash Collateral and (II) Granting Adequate Protection Pursuant to 11 U.S.C. ss. 361 and ss. 363, entered by the clerk of the Bankruptcy Court on June 13, 2001 (as amended or modified).

        15. Chapter 5 Causes of Action: Any and all of any Debtor's rights, claims, or causes of action under sections 542, 544, 545, 547, 548, 549, 550 and 552(b) of the Bankruptcy Code, whether known or unknown, in law, equity or otherwise, except to the extent waived or retained by the Debtors during the Chapter 11 Cases or pursuant to the Plan.

        16. Chapter 11 Cases: Collectively, the cases under Chapter 11 of the Bankruptcy Code, commenced by the Debtors, and styled "In re Teligent, Inc., et al.," case numbers 01-12974 to 01-12981, 01-12983, 01-12985, 01-12986,
01-12989-01 to 12991, 01-12993, 01-12994, 01-12991, 01-12999 and 01-13002 to
01-13004, respectively, jointly administered for administrative purposes only under case number 01-12974.

        17. Claim: Any right to (a) payment from any Debtor, whether or not such right is reduced to a judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (b) an equitable remedy for breach of performance if such breach gives rise to a right of payment from any Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, disputed, undisputed, secured or unsecured.

        18. Claim Fund: The fund to be established by Reorganized Teligent on the Effective Date in the amount of $4,000,000 for the purpose of distributing payments to Holders of General Administrative Claims, Administrative Convenience Claims, Priority Tax Claims, Other Priority Claims and Priority Convenience Claims that are Allowed pursuant to the Plan; provided that the amount of the Claim Fund shall be reduced by any payments made by the Debtors after the Administrative Claims Bar Date to compromise such Claims that would otherwise be subject to the Plan.

        19. Committee Releasees: The Creditors' Committee, members of the Creditors' Committee, together with their officers, directors, employees, attorneys, financial advisors, accountants, investment bankers, agents and representatives in each case in their capacity as such.

        20. Confirmation Date: The date upon which the clerk of the Bankruptcy Court enters the Confirmation Order on the legal docket maintained by the clerk's office.

        21. Confirmation Order: An order of the Bankruptcy Court confirming the Plan in accordance with the provisions of Chapter 11 of the Bankruptcy Code.

        22.  Consummation: The occurrence of the Effective Date.

        23. Contingent Claim: Any Claim that is contingent or unliquidated. Wherever in the Plan the word "Contingent" precedes a defined term describing a Claim within a particular class, that phrase will mean a Contingent Claim of the type described in such class.

        24. Convenience Claims: All Administrative Convenience Claims and Priority Convenience Claims.

        25.  Creditor: Any Person that holds a Claim against any Debtor.

        26. Creditors' Committee: The committee of unsecured creditors appointed by the United States Trustee in the Chapter 11 Cases.

        27. D&O Releasees: All officers, directors, employees, attorneys, financial advisors, accountants, investment bankers, agents and representatives of the Debtors and their subsidiaries, but in each case only in their capacity as such and only if serving in such capacity on May 21, 2002 and the Effective Date; provided that any such party serving in such capacity on May 21, 2002 but who is terminated without cause prior to the Effective Date shall still be considered a "D&O Releasee" hereunder.

        28. Debtor: The Debtors are the following entities: Teligent, Inc.; Teligent Services, Inc.; Xandu Shell Corp. (f/k/a American Long Lines, Inc.); Association Communications, Inc.; Auctel, Inc.; BackLink, L.L.C.; Winston Shell Corp. (f/k/a Easton Telecom Services, Inc.); Quincy Shell Corp. (f/k/a Executive Conference, Inc.); FirstMark Communications, Inc.; InfiNet Telecommunications, Inc.; JTel, L.L.C.; KatLink, L.L.C.; OMC Communications, Inc.; Quadrangle Investments, Inc.; Atlantis II Shell Corp. (f/k/a Telecommunications Concepts, Inc.); Teligent Communications, L.L.C.; Teligent License Co. I, L.L.C.; Teligent License Co. II, L.L.C.; Teligent of Virginia, Inc.; Teligent Professional Services, Inc.; and Teligent Telecommunications, L.L.C.

        29. Debtor in Possession: Each of the Debtors, as a debtor in possession.

        30. Disclosure Statement: The Disclosure Statement, dated July 10, 2002, describing the Plan, as amended, supplemented, or modified from time to time, prepared and distributed in accordance with sections 1125 and 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018.

        31. Disputed Claim: Any Claim within a particular class against any Debtor (i) that such Debtor has scheduled as unliquidated, disputed, or contingent, (ii) to which a party in interest has objected, or (iii) that has not become an Allowed Claim. Wherever in the Plan the word "Disputed" precedes a defined term describing a Claim, that phrase will mean a Disputed Claim of the type described.

        32. Effective Date: The first Business Day to occur after the conditions to the Effective Date set forth in Article VIII are met or waived in accordance with that Article; or such later date designated by the Debtors and the Agent.

        33. Equity Interest: Any equity interest in a Debtor represented by, related to, or arising from stock, options, warrants or other instruments in any Debtor.

        34. Filed: "File" or "Filed" means file or filed with the Bankruptcy Court in the Chapter 11 Cases.

        35. Final Order: An order that has not been reversed or stayed, is no longer subject to appeal, certiorari proceeding or other proceeding for review, reargument, or rehearing, and as to which no appeal, certiorari proceeding, or other proceeding for review, reargument, or rehearing has been requested or is then pending and the time to file any such appeal, certiorari proceeding or other proceeding for review, reargument, or rehearing has expired or as to which any right to appeal, petition for certiorari, reargue, or seek rehearing shall have been waived in writing in form and substance satisfactory to the Debtors and the Agent.

        36. Funds: The Claim Fund, the Professional Fee Reserve Fund and the Unsecured Claim Fund.

        37. General Administrative Claim: Any Administrative Claim other than a Professional Fee Claim, and subject to the Administrative Claims Bar Date or any subsequent bar date with respect to such Claims.

        38. General Unsecured Claim: Any Claim against any Debtor, other than a General Administrative Claim, a Prepetition Lender Superpriority Administrative Claim, a Professional Fee Claim, a Priority Claim, a Prepetition Lender Secured Claim, or an Other Secured Claim.

        39.  Holders: Any Person owning a Claim or Equity Interest.

        40. Insurance Policy: Any policy of insurance and any agreements relating thereto that may be available to provide coverage for Claims against a Debtor.

        41. Lenders: The several banks and other financial institutions from time to time party to the Prepetition Credit Agreement.

        42. New Teligent Bylaws: Those certain by-laws of Reorganized Teligent which will be filed with the Secretary of State of the State of Delaware, the form of which shall be included in the Plan Supplement.

        43. New Teligent Charter: That certain Certificate of Incorporation which will be filed with the Secretary of State of the State of Delaware, the form of which shall be included in the Plan Supplement.

        44. New Teligent Common Stock: The new common stock of Teligent, Inc. issued pursuant to the Plan on the Effective Date to the Lenders. The New Teligent Common Stock shall consist of authorized shares of new common stock of Teligent, Inc., $0.01 par value per share. Pursuant to Section III.B.4 of the Plan, such shares shall be issued and distributed only to the Lenders, which shares shall be duly authorized, fully paid and nonassessable shares of capital stock of Teligent, Inc. The remaining authorized shares not issued to the Lenders shall be reserved for future corporate purposes as determined by the Board of Directors of Reorganized Teligent subject to the New Teligent Charter and the Stockholders Agreement.

        45. Old Equity Interests: The common and preferred stock of the Debtors and any option, warrant instrument or right, contractual or otherwise, to acquire any such interest.

        46. Other Priority Claim: Any Claim against any Debtor to the extent entitled to priority in payment under sections 507(a)(3)-(7) or section 507(a)
(9) of the Bankruptcy Code.

        47. Other Secured Claim: Any Secured Claim other than a Prepetition Lender Secured Claim.

        48. Person: Any individual, corporation, partnership, association, joint stock Debtors, joint venture, estate, trust, unincorporated organization or governmental unit or subdivision thereof or other entity.

        49. Petition Date: The date on which each of the Debtors commenced the Chapter 11 Cases, May 21, 2001.

        50. Plan: This joint plan of reorganization under Chapter 11 of the Bankruptcy Code, as it may be amended, supplemented, or modified in accordance with the terms hereof from time to time.

        51. Plan Supplement: A separate volume of documents, including the Stockholders Agreement, to be filed with the Bankruptcy Court.

        52. Post Petition Loans: The term "Post Petition Loans" shall have the same meaning as set forth in paragraph 4(a) of the Cash Collateral Order.

        53. Prepetition Credit Agreement: The Credit Agreement dated as of July 2, 1998 among Teligent, Inc., the Lenders and the Agent, as amended, modified and supplemented from time to time through and including the Petition Date, and inclusive of all collateral, guarantee and other documents executed in connection therewith.

        54. Prepetition Lender Secured Claims: Collectively, all Secured Claims against any Debtor arising from, under or with respect to the Prepetition Credit Agreement.

        55.  Prepetition Lender Superpriority Administrative Claims:
Collectively, all Administrative Claims of the Lenders arising from, under or with respect to the Cash Collateral Order.

        56.  Priority Claim: A Priority Tax Claim or an Other Priority Claim.

        57. Priority Claim Consent Form: That certain form approved by the Bankruptcy Court pursuant to which the Debtors seek the agreement of Holders of Priority Claims (other than Priority Convenience Claims) to the treatment afforded to such Holders under the Plan.

        58. Priority Convenience Claim: Any Allowed Priority Claim in an amount equal to or less than $3,000.

        59. Priority Tax Claim: Any Claim against any Debtor to the extent entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

        60. Professional Fee Claim: Any Claim of a professional retained under the Bankruptcy Code subject to allowance under 11 U.S.C. ss. 328, ss. 330 or an order of the Bankruptcy Court.

        61. Professional Fee Reserve Fund: A reserve to be established on the Effective Date by Reorganized Teligent to pay the Professional Fee Claims allowed by a Final Order of the Bankruptcy Court in an amount equal to (i) the amount of Professional Fee Claims incurred by the Debtors in the Chapter 11 Cases less (ii) the amount of Professional Fee Claims paid prior to the Effective Date pursuant to a Bankruptcy Court order; provided that any amount not so paid on account of Professional Fee Claims shall revert to Reorganized Teligent.

        62. Property: All of the Debtors' property, whether tangible or intangible, and without limitation, any and all real or personal property, including all cash and cash equivalents, licenses, certifications, tax refunds, accounts receivable, stock in subsidiaries that are not Debtors, inventory, causes of action (other than the Chapter 5 Causes of Action) and equipment.

        63. Pro Rata: With respect to distributions on Claims, proportionately, so that the ratio of the amount of consideration (and each form thereof) distributed on account of an Allowed Claim to the amount of the Allowed Claim is the same as the ratio of the amount of consideration (and each form thereof) distributed on account of all Allowed Claims to the amount of all Allowed Claims.

        64. Releasees: The D&O Releasees, the Bank Releasees and the Committee Releasees.

        65. Reorganized Teligent: On the Effective Date, means Teligent, Inc., and its subsidiaries - Teligent Services, Inc. and Teligent of Virginia.

        66. Secured Claim: Any Claim that is secured by a lien on property in which any of the Debtors has an interest, which lien is valid, perfected and enforceable under applicable law, to the extent of the value of the Claim Holder's interest in the Debtors' interest in such property, as determined pursuant to section 506 of the Bankruptcy Code.

        67. Stockholders Agreement: That certain agreement by and among Reorganized Teligent and the Lenders, as the Holders of the New Teligent Common Stock.

        68. Stockholder Committee: The Lenders who shall serve on the stockholder committee pursuant to the Stockholders Agreement, with the Agent being appointed initially as the chair of such Committee.

        69. Unsecured Claim Estate Representative: That Person appointed by the Creditors Committee to be the estate representative pursuant to section 1123(b)(3) of the Bankruptcy Code to pursue the Chapter 5 Causes of Action and determine the validity, priority and amount of the General Unsecured Claims; provided, however, that if the Creditors' Committee does not designate such Person by the Confirmation Date, the Debtors shall designate the Unsecured Claim Estate Representative.

        70. Unsecured Claim Fund: On the Effective Date, Reorganized Teligent will transfer an amount equal to $300,000 to the Unsecured Claim Estate Representative to be used by such party to discharge its responsibilities under the Plan.

        71. Voting Deadline: The deadline for Holders of Class 4 Claims to cast ballots to vote to accept or reject the Plan, as may be extended by the Debtors.

C. Exhibits. All exhibits to the Plan are incorporated into and are a part of the Plan as if set forth in full herein.


                                   ARTICLE II
                    PROVISIONS FOR PAYMENT OF ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

        The Debtors believe that if the Plan is not confirmed, the Debtors may be required to convert the Chapter 11 Cases to chapter 7. In this event, Holders of all Claims described in this Article (other than the Lenders) will likely receive no recovery on account of their Claims.

A. General Administrative Claims. Except as set forth below, on the later to occur of (i) 90 days after the Effective Date and (ii) the date on which such Claim shall become an Allowed Claim, Reorganized Teligent shall either (a) pay to each Holder of an Allowed General Administrative Claim a Pro Rata distribution based on the amount of available cash in the Claim Fund, after the establishment of an appropriate reserve from the Claim Fund for Disputed Claims and payments of Allowed Convenience Claims, and thereafter make periodic cash payments as set forth in the next sentence, or (b) satisfy and discharge such General Administrative Claim in accordance with such other terms as may be agreed upon by and between the Holder thereof and Reorganized Teligent (acting with consent of the Agent). As often as reasonably practicable thereafter, in the sole discretion of Reorganized Teligent, after the establishment or maintenance of an appropriate reserve from the Claim Fund for Disputed Claims,

Reorganized Teligent shall make additional periodic cash distributions to Holders of Allowed General Administrative Claims on a Pro Rata basis until the earlier of the date that (i) such Claims are paid in full and (ii) the Claim Fund has been exhausted.

        Holders of Administrative Convenience Claims shall be paid their Allowed Claims in full in cash on or as soon as practicable after the Effective Date. Any such payments shall be made from the Claim Fund. Any Holder of a General Administrative Claim that is not an Administrative Convenience Claim who has elected pursuant to the Administrative Claim Consent Form to reduce its General Administrative Claim such that it would be considered an Administrative Convenience Claim shall be paid its Allowed General Administrative Claim or $3,000, whichever is lesser. The right to elect to reduce a General Administrative Claim to an Administrative Convenience Claim shall expire on the Voting Deadline.

        At the hearing to confirm the Plan, Debtors will ask the Court to hold that the failure to return the Administrative Claim Consent Form or to object to confirmation of the Plan by a Holder of a General Administrative Claim prior to August 7, 2002 shall be deemed to be such Holder's consent and agreement to receive treatment for such Claim that is different from that set forth in 11 U.S.C. ss. 1129(a)(9), which otherwise requires payment in full in cash. If an administrative creditor objects to confirmation of the Plan asserting that it is entitled to payment in full under section 1129(a)(9) of the Bankruptcy Code, the Debtors may not be able to confirm the Plan, in which case all Holders of Administrative Claims will likely not receive any distributions on account of their claims.

B. Prepetition Lender Superiority Administrative Claims. On account of the Prepetition Lender Superpriority Administrative Claims all of which Claims are Allowed pursuant to the Plan and the Prepetition Lender Secured Claims all of which Claims are Allowed pursuant to the Plan, the Prepetition Lenders shall receive and retain the Bank Distribution.

C.      Priority Tax Claims. Except as set forth below, on the later to occur of
(i) 90 days after the Effective Date and (ii) the date on which such Claim shall become an Allowed Claim, Reorganized Teligent shall either (a) pay to each Holder of an Allowed Priority Tax Claim a Pro Rata distribution based on the amount of available cash in the Claim Fund, after the establishment of an appropriate reserve from the Claim Fund for Disputed Claims and payments of Allowed Convenience Claims, and thereafter make periodic cash payments as set forth in the next sentence, or (b) satisfy and discharge such Allowed Priority Tax Claim in accordance with such other terms as may be agreed upon by and between the Holder thereof and Reorganized Teligent (acting with the consent of the Agent). As often as reasonably practicable thereafter, in the sole discretion of Reorganized Teligent, after the establishment or maintenance of an appropriate reserve from the Claim Fund for Disputed Claims, Reorganized Teligent shall make additional periodic cash distributions to Holders of Allowed Priority Tax Claims until the earlier of the date that (1) such Claims are paid in full and (2) the Claim Fund has been exhausted.

        Holders of Priority Tax Claims that are Priority Convenience Claims shall be paid their Allowed Claims in full in cash on or as soon as practicable after the Effective Date. Any such payments shall be made from the Claim Fund. Any Holder of a Priority Tax Claim that is not a Priority Convenience Claim who has elected pursuant to the Priority Claim Consent Form to reduce its Priority Tax Claim such that it would be considered a Priority Convenience Claim shall be paid its Allowed Priority Tax Claim or $3,000, whichever is lesser. The right to elect to reduce a Priority Tax Claim to a Priority Convenience Claim shall expire on the Voting Deadline.

         At the hearing to confirm the Plan, the Debtors will ask the Court to hold that the failure to return the Priority Claim Consent Form or to object to confirmation prior to any deadline set by the Bankruptcy Court of the Plan by a Holder of a Priority Tax Claim shall be deemed to be such Holder's consent and agreement to receive treatment for such Claim that is different from that set forth in 11 U.S.C. ss. 1129(a)(9), which otherwise requires deferred payments in full. If a priority creditor objects to confirmation of the Plan asserting that it is not entitled to payment in full under section 1129(a)(9) of the Bankruptcy Code, the Debtors may not be able to confirm the Plan, in which case all Holders of Priority Claims, including Priority Tax Claims, will likely not receive any distribution on account of their claims.

D. Paid Administrative Claims: Except as otherwise set forth herein, all payments made on account of Administrative Claims prior to the Effective Date shall be final and not subject to disgorgement.


                                  ARTICLE III
                         CLASSIFICATION AND TREATMENT OF
                     CLASSIFIED CLAIMS AND EQUITY INTERESTS

        The Debtors believe that if the Plan is not confirmed, the Debtors may be required to convert the Chapter 11 Cases to chapter 7. In this event, Holders of all Claims described in this Article (other than the Lenders) will likely receive no recovery on account of their Claims.

A. Summary. The categories of Claims and Equity Interests listed below classify Claims and Equity Interests for all purposes, including, voting, confirmation and distribution pursuant to the Plan and pursuant to sections 1122 and 1123(a)(1) of the Bankruptcy Code. A Claim or Equity Interest shall be deemed classified in a particular Class only to the extent that the Claim or Equity Interest qualifies within the description of that Class and shall be deemed classified in a different Class to the extent that any remainder of such Claim or Equity Interest qualifies within the description of such different Class. A Claim or Equity Interest is in a particular Class only to the extent that such Claim or Equity Interest is Allowed in that Class and has not been paid orotherwise settled prior to the Effective Date.

                         Class                            Status
Class 1 - Other Priority Claims               Impaired - deemed to reject the
                                              Plan and, therefore, not entitled
                                              to vote
Class 2 - Priority Convenience Claims         Unimpaired - not entitled to vote
Class 3 - Other Secured Claims                Impaired - deemed to reject the
                                              Plan and, therefore, not entitled
                                              to vote
Class 4 - Prepetition Lender Secured Claims   Impaired - entitled to vote
Class 5 - General Unsecured Claims            Impaired - deemed to reject the
                                              Plan and, therefore, not entitled
                                              to vote
Class 6 - Old Equity Interests                Impaired - deemed to reject the
                                              Plan and, therefore, not entitled
                                              to vote

B.      Classification and Treatment.

        1.  Class 1 - Other Priority Claims.

            (a)  Classification:  Class 1 consists of all Other Priority Claims.

            (b)  Treatment: Except as set forth below, on the later to occur of:
(a) 90 days after the Effective Date and (b) the date on which such Claim shall become an Allowed Claim, Reorganized Teligent shall either (i) pay to each Holder of an Allowed Other Priority Claim a Pro Rata distribution based on the amount of cash in the Claim Fund, after the establishment of an appropriate reserve from the Claim Fund for Disputed Claims and payments of Allowed Convenience Claims, and thereafter make periodic cash payments as set forth in the next sentence, or (ii) satisfy and discharge such Allowed Other Priority Claim in accordance with such other terms as may be agreed upon by and between the Holder thereof and Reorganized Teligent acting with the consent of the Agent. As often as reasonably practicable thereafter, in the sole discretion of Reorganized Teligent, after the establishment or maintenance of an appropriate reserve from the Claim Fund for Disputed Claims, Reorganized Teligent shall make additional periodic cash distributions to Holders of Allowed Other Priority Claims until the earlier of the date that (a) such Claims are paid in full and
(b) the Claim Fund has been exhausted.

            Holders of Other Priority Claims that are Priority Convenience Claims shall be paid their Allowed Claims in full in cash on or as soon as practicable after the Effective Date. Any such payments shall be made from the Claim Fund. Any Holder of an Other Priority Claim that is not a Priority Convenience Claim who has elected pursuant to the Priority Claim Consent Form to reduce its Other Priority Claim such that it would be considered a Priority Convenience Claim shall be paid its Allowed Other Priority Claim or $3,000, whichever is lesser. The right to elect to reduce an Other Priority Claim to a Priority Convenience Claim shall expire on the Voting Deadline.

            Voting: Class 1 is impaired. Holders of Other Priority Claims in Class 1 are deemed to reject the Plan, and are therefore, not entitled to vote to accept or reject the Plan. At the hearing to confirm the Plan, the Debtors will ask the Court to hold that the failure to return the Priority Consent Form or to object to confirmation of the Plan by a Holder of an Other Priority Claim prior to any deadline set by the Bankruptcy Court shall be deemed to be such Holder's consent and agreement to receive treatment for such Claim that is different from that set forth in 11 U.S.C. ss. 1129(a)(9), which otherwise requires payment in full.

        2.  Class 2 - Priority Convenience Claims.

            (a) Classification: Class 2 consists of all Priority Convenience Claims.

            (b) Treatment: On the later to occur of (a) 90 days after the Effective Date and (b) the date on which such Claim shall become an Allowed Claim, Reorganized Teligent shall pay each Holder of a Priority Convenience Claim such Holder's Allowed Claim in full in cash; provided that any Holder of a Priority Claim who has elected pursuant to the Priority Claim Consent Form to be treated as a Priority Convenience Claim shall be paid as set forth herein.

            (c)  Voting:  Class 2 is deemed unimpaired.

        3.  Class 3 - Other Secured Claims.

            (a) Classification: Class 3 consists of all Other Secured Claims. For purposes of voting and distribution, each Holder of an Other Secured Claim shall be deemed to be classified in a separate subclass of Class 3.

            (b) Treatment: Each Holder, if any, of an allowed Other Secured Claim will (i) be paid such Holder's Allowed Other Secured Claim in full in cash; (ii) be paid the sale or disposition proceeds of the property securing such Allowed Other Secured Claim, to the extent of the value of the Debtors' interest in such property; (iii) receive the property securing such Claim; or
(iv) be paid such other distributions as necessary to satisfy the requirements of the Bankruptcy Code. The election of the treatment for each such Holder will be made by Reorganized Teligent (acting with the consent of the Agent).

            (c) Voting: Class 3 is impaired. Holders of Other Secured Claims in Class 3 are deemed to reject the Plan, and therefore not entitled to vote to accept or reject the Plan.

        4.  Class 4 - Prepetition Lender Secured Claims.

            (a) Classification: This Class will consist of the Prepetition Lender Secured Claims.

            (b) Treatment: The Lenders shall receive the Bank Distribution on account of the Prepetition Lender Secured Claims and the Prepetition Lender Superpriority Administrative Claims. The Lenders shall retain any payments made after the Petition Date on account of the Postpetition Loans. Each Holder of a Prepetition Lender Secured Claim or a Prepetition Lender Superpriority Administrative Claim shall on the Effective Date automatically, regardless of whether such Lender votes to accept or reject the Plan or executes the Stockholders Agreement, become a party to the Stockholders Agreement, unless such Holder votes to reject the Plan and declines to accept the shares of New Teligent Common Stock to which such Holder would otherwise be entitled.

            (c) Voting: Class 4 is impaired, Holders of Claims in Class 4 are entitled to vote to accept or reject the Plan.

        5.  Class 5 - General Unsecured Claims.

            (a) Classification: This Class will consist of all claims other than General Administrative Claims, Professional Fee Claims, Prepetition Lender Superpriority Administrative Claims, Priority Tax Claims, Other Priority Claims, Other Secured Claims or Prepetition Lender Secured Claims. The General Unsecured Claims of the Prepetition Lenders will be fixed and Allowed at $600,000,000.

            (b) Treatment: On the Effective Date, the Chapter 5 Causes of Action and the Unsecured Claim Fund will be transferred to the Unsecured Claims Estate Representative. Any proceeds from the Chapter 5 Causes of Action will be used first to reimburse Reorganized Teligent for the Unsecured Claim Fund. Any remaining proceeds will be distributed Pro Rata to holders of Allowed Class 5 Claims. In consideration for the Creditors' Committee support of the Plan, the Lenders have made this portion of their recovery available to Holders of Allowed Unsecured Claims.

            (c) Voting. Class 5 is impaired. Because Holders of Claims in Class 5 will be deemed to receive no distribution under the Plan (other than the distribution being made available by the Lenders from the Lenders' recovery), the Class will be deemed to have voted to reject the Plan.

        6.  Class 6 - Old Equity Interests.

            (a)  Classification:  Class 6 includes all Old Equity Interests.

            (b) Treatment: Holders shall not retain or receive any property under the Plan. All such Old Equity Interests will be canceled and extinguished.

            (c) Voting: Class 6 is impaired. Because holders of Old Equity Interests in Class 6 will receive no distribution under the Plan, Class 6 will be deemed to have voted to reject the Plan.

                                   ARTICLE IV
                      ACCEPTANCE OR REJECTION OF THE PLAN

A. Voting Class. Each Holder of an Allowed Claim in Class 4 shall be entitled to vote to accept or reject the Plan.

B. Acceptance by Impaired Classes of Claims. Class 4 shall have accepted the Plan if (i) the Holders (other than any Holder designated under section 1126
(e)of the Bankruptcy Code) of at least two-thirds in amount of the Allowed Claims actually voting in such class have voted to accept the Plan and (ii) more than one-half in number of the Holders (other than any Holder designated under section 1126(c) of the Bankruptcy Code) of such Allowed Claims actually voting in such class have voted to accept the Plan.

C. Presumed Acceptance of Plan. Class 2 is deemed unimpaired under the Plan, and therefore, is deemed to accept the Plan under section 1126(f) of the Bankruptcy Code.

D. Presumed Rejection of Plan. Classes 1, 3, 5 and 6 are deemed to reject the Plan under section 1126(g) of the Bankruptcy Code.

E. Nonconsensual Confirmation. The Debtors reserve the right to request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code with respect to Classes 1, 3, 5 and 6. In the event that Holders of Claims in Class 4 fail to accept the Plan, the Debtors reserve the right, with the Agent's consent, to modify the Plan.


                                   ARTICLE V
                          TREATMENT OF DISPUTED CLAIMS

A. Objections to and Estimation of Claims; Prosecution of Disputed Claims. Reorganized Teligent will be authorized and empowered to resolve consensually (and without the need for Bankruptcy Court approval) any disputes regarding the amount of any Convenience Claim, General Administrative Claim, Priority Claim, or Other Secured Claim. Nevertheless, Reorganized Teligent may, with the Agent's consent, file with the Bankruptcy Court (or any other court of competent jurisdiction) an objection to the allowance of any General Administrative Claim, Priority Claim or Other Secured Claim, or any other appropriate motion or adversary proceeding with respect thereto. In addition, Reorganized Teligent may, at any time, request that the Bankruptcy Court estimate any Contingent General Administrative, Priority or Other Secured Claim under section 502(c) of the Bankruptcy Code, regardless of whether a Debtor has previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any Contingent Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, Reorganized Teligent may elect to pursue any supplemental proceedings to object to any ultimate payment on such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and are not necessarily exclusive of one another. General Administrative, Priority or Other Secured Claims may be estimated and thereafter resolved by any permitted mechanism. The Unsecured Claim Estate Representative shall have the same rights and powers with respect to the Unsecured Claims, which rights shall be exclusively vested in the Unsecured Claim Estate Representative.

B. Reserve for Disputed Claims. Reorganized Teligent shall reserve in the Claim Fund for the benefit of each holder of a Disputed General Administrative or Priority Claim (whether or not such Claim is a Convenience Claim), cash in an amount equal to the distributions that would have been made to the Holder of such Disputed Claim under the Plan if it were an Allowed Claim in an amount equal to the greater of (i) the amount listed in the Debtors' schedules, (ii) the amount set forth in a proof of claim filed with the Bankruptcy Court or
(iii) the amount as estimated by the Bankruptcy Court under section 502(c) of the Bankruptcy Code. Such amount so reserved shall constitute the maximum amount of distribution to which a Holder of a Disputed General Administrative or Priority Claim may ultimately become entitled.

C. Payments and Distributions on Disputed Claims. Notwithstanding any other provision in the Plan, no distributions will be made with respect to a Disputed Claim until the resolution of such dispute by settlement or Final Order. As soon as practicable after a Disputed Claim becomes an Allowed Claim, the Holder of such Allowed Claim will receive all distributions to which such Holder is then entitled under the Plan, any Person who holds both an Allowed Claim and a Disputed Claim will receive the appropriate distribution on the Allowed Claim, although no distribution will be made on the Disputed Claim until such dispute is resolved by settlement or Final Order.

D. Bar Date for Professional Claims. Persons requesting compensation or reimbursement of expenses pursuant to section 328 or 330 of the Bankruptcy Code for services rendered before the Confirmation Date shall file with the Bankruptcy Court and serve on Reorganized Teligent and the Agent and the U.S. Trustee an application for final allowance of compensation and reimbursement of expenses no later than 60 days after the Effective Date; provided, however, that any professional or other Person that fails to file and serve a timely application for final allowance of compensation and reimbursement of expenses shall be forever barred from asserting such Claims against the Debtors or Reorganized Teligent, who shall be discharged from such Claims and shall not be obligated to pay such Claims; provided further, that any professional employed by Reorganized Teligent may receive compensation and reimbursement of expenses for services rendered after the Confirmation Date, without an order of the Bankruptcy Court.

                                   ARTICLE VI
                               PLAN IMPLEMENTATION

        The Debtors will emerge from chapter 11 and continue to exist as Reorganized Teligent. All of the Property of the Debtors (including operating assets of the fixed wireless and resale business, licenses, certifications, cash, intangible assets, litigation claims (other than Chapter 5 Causes of Action), receivables and other assets) other than the Claim Fund, the Chapter 5 Causes of Action and the Unsecured Claim Fund will be vested in and become property of Reorganized Teligent.

A. Substantive Consolidation. The Plan contemplates and is predicated upon the substantive consolidation of the estates of the Debtors into a single entity for purposes of confirmation, consummation and Plan implementation. Accordingly, the Confirmation Order shall provide that on the Effective Date, except for Reorganized Teligent, (i) each of the Debtors will be deemed to have dissolved or otherwise terminated its existence following the Effective Date; (ii) all inter-Debtor Claims by and among the Debtors will be released and waived; (iii) all assets and all proceeds thereof and all liabilities, of any and all of the Debtors, will be merged or created as though they were the assets or liabilities jointly of all Debtors; (iv) any obligation of any of the Debtors and all guarantees thereof executed by any of the Debtors will be deemed to be a single obligation of the Debtors; (v) any Claims filed or to be filed in connection with any such obligation and any such guarantees will be deemed one Claim against the Debtors; and (vi) every Claim filed or to be filed in the individual Chapter 11 Case of any of the Debtors will be deemed one Claim filed against the Debtors. Notwithstanding the foregoing, the Debtors' rights of recovery against any Person other than a Debtor with respect to any assets and the rights of any party with a security interest in the Debtors' property shall not be prejudiced by such consolidation.

B.       Distributions Under the Plan.

        1. Reorganized Teligent. Reorganized Teligent shall make all distributions to Holders of Allowed General Administrative Claims, Administrative Convenience Claims, Professional Fee Claims, Priority Claims, Priority Convenience Claims, Other Secured Claims, Prepetition Lender Superpriority Administrative Claims and Prepetition Lender Secured Claims provided for in the Plan in the manner set forth herein. For purposes of distributions from the Claim Fund, General Administrative Claims and Priority Claims shall be treated equally, regardless of their legal priorities under the Bankruptcy Code.

        2. Unsecured Claim Estate Representative: The Unsecured Claim Estate Representative shall make distributions to Holders of Allowed Unsecured Claims in the manner set forth herein.

        3. Transfer to Reorganized Teligent. On the Effective Date, all of the Debtors' Property shall vest with Reorganized Teligent free and clear of all Claims and Equity Interests of Creditors and other Persons, except for the rights to distribution afforded to such Creditors under the Plan. In consideration of these transfers, Reorganized Teligent shall make the distributions required under the Plan in accordance with the Plan's terms. The total recovery for all Holders of General Administrative Claims, Administrative Convenience Claims, Priority Tax Claims, Priority Convenience Claims and Other Priority Claims shall be limited to distributions from the Claim Fund pursuant to the terms of the Plan. After the Effective Date, Reorganized Teligent shall have no liability to Holders of Claims or Equity Interest other than as provided for in the Plan.

        4. Investments. Cash held by Reorganized Teligent in any Fund shall be maintained in United States dollars or shall be invested by Reorganized Teligent in (i) direct obligations of, or obligations guaranteed by, the United States of America, (ii) obligations of any agency or corporation which is or may hereafter be created by or pursuant to an act of Congress of the United States of America as an agency or instrumentality thereof, or (iii) such other obligations or instruments as may from time to time be permitted under section 345 of the Bankruptcy Code or as may have been authorized by an order of the Court; provided, that, Reorganized Teligent may, to the extent necessary to implement the provisions of the Plan, deposit moneys in demand deposits at any banking institution or trust having combined capital stock and surplus in excess of $100,000,000.00 based upon its most recently available audited financial statements, regardless of whether such investments and deposits are insured. Such investments shall mature in such amounts and at such times as Reorganized Teligent shall deem appropriate to provide funds when needed to transfer funds or make distributions under the Plan.

        5. Setoffs. Consistent with applicable law, Reorganized Teligent may, but shall not be required to, set off against any General Administrative, Priority or Other Secured Claim, and the payments to be made under the Plan in respect of such Claim, any claims of any nature whatsoever the Debtor may have against the Holder thereof, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release of any such claim Reorganized Teligent or the Debtors may have against any such Person.

        6. Cancellation of Notes, Instruments, Debentures and Equity Securities. On the Effective Date, except to the extent provided otherwise in the Plan, all notes, instruments, debentures, certificates and other documents evidencing Claims and all Equity Interests in any of the Debtors shall be canceled and deemed terminated and surrendered (regardless of whether such notes, instruments, debentures, certificates or other documents are in fact surrendered for a cancellation to the appropriate indenture trustee or other such person), except for purposes of distribution in accordance with the terms of this Plan. On the Effective Date, any indentures to which any Debtor is a party shall be deemed canceled as permitted by section 1123(a)(5) of the Bankruptcy Code. Notwithstanding the termination of any indenture and any notes issued under any such indenture, the provisions of such indenture, including those provisions relating to distributions and the indenture trustee's rights to payment shall not be affected by the Confirmation of the Plan, other than as specifically set forth in the Plan.

C. Cooperation. For a period of 18 months after the Effective Date, Reorganized Teligent will provide cooperation to the Unsecured Claims Estate Representative as may be reasonably requested in respect of the investigation and prosecution of the Chapter 5 Causes of Action and the reconciliation of General Unsecured Claims. In this regard, Reorganized Teligent will make relevant documents and personnel available, to the extent Reorganized Teligent has the ability to do so, for such period. At the end of such 18 month period, or earlier if Reorganized Teligent is no longer able to make personnel available to the Unsecured Claims Estate Representative, Reorganized Teligent will, at the request of the Unsecured Claims Estate Representative, provide the Unsecured Claims Estate Representative with copies of such books and records as may be reasonably necessary to prosecute Chapter 5 Causes of Action and to reconcile General Unsecured Claims. The Unsecured Claims Estate Representative shall reimburse Reorganized Teligent for reasonable costs and expenses associated with providing such copies. Reorganized Teligent will not be responsible for any costs or expenses incurred by the Unsecured Claims Estate Representative in respect of evaluating, prosecuting or settling any of the Chapter 5 Causes of Action. To the extent Reorganized Teligent incurs costs or expenses as a result of such cooperation, such reasonable costs and expenses will be reimbursed by the Unsecured Claims Estate Representative.

D. Business Day. If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

E. Timing. Wherever the Plan provides that a payment or distribution shall occur "on" any date, it shall mean "on, or as soon as practicable after" such date.

F. Manner of Payment. Any payment made under the Plan by Reorganized Teligent may be made either by check or by wire transfer, unless otherwise agreed to by the Agent.

G. Effectiveness of Documents. From and after the Effective Date, all agreements entered into under the Plan and all other obligations imposed under the Plan shall be valid, binding and in full force and effect, and shall be fully enforceable in accordance with their terms.

H. Winding Up Affairs. On and after the Effective Date, Reorganized Teligent may take actions as set forth in the Plan without supervision or Bankruptcy Court approval and free of all restrictions of the Bankruptcy Code or the Bankruptcy Rules, other than any restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, Reorganized Teligent may pay charges incurred after the Confirmation Date for professional fees that, but for the occurrence of the Confirmation Date, would constitute Professional Fee Claims, without application to the Bankruptcy Court.

I.      Corporate Action.

        1. New Teligent Charter and New Teligent Bylaws. On the Effective Date or as soon thereafter as is practicable, Reorganized Teligent shall file with the Secretary of State of the State of Delaware, in accordance with the applicable corporation laws of such state, the New Teligent Charter and such New Teligent Charter shall be the charter for Reorganized Teligent. The New Teligent Charter shall provide, among other things, for (a) the authorization of the New Teligent Common Stock, (b) to the fullest extent permitted by the corporate law of Delaware, a limitation on the personal liability of directors to Reorganized Teligent or its stockholders for monetary damage for breach of fiduciary duty as a director, (c) actions of Reorganized Teligent which require consent of the stockholders or the Stockholder Committee (or the Chair of the Stockholder Committee), as the case may be, pursuant to the Stockholders Agreement, and (d) a prohibition on the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code. The New Teligent Bylaws shall provide, among other things, that the Board of Directors shall initially consist of three members, and on the Effective Date, the New Teligent Bylaws shall become the bylaws of Reorganized Teligent.

        2. Board of Directors. On the Effective Date, the operation of Reorganized Teligent shall become the general responsibility of their Boards of Directors, subject to, and in accordance with, the New Teligent Charter, the New Teligent Bylaws and the Stockholders Agreement. The initial Board of Directors for Reorganized Teligent shall consist of the individuals identified at or prior to the hearing to consider confirmation of the Plan. Such directors shall be deemed elected or appointed, as the case may be, pursuant to the Confirmation Order, but shall not take office and shall not be deemed to be elected or appointed until the occurrence of the Effective Date. Those directors and officers not continuing in office shall be deemed removed therefrom as of the Effective Date pursuant to the Confirmation Order.

        3. Stockholders Agreement. On the Effective Date, Reorganized Teligent and the Lenders as holders of the New Teligent Common Stock shall become parties to and bound by the Stockholders Agreement. The Stockholders Agreement shall provide, among other things, for (a) actions which require consent of the stockholders or the Stockholders Committee (or the Chair), as the case may be,
(b) indemnification by Reorganized Teligent and the stockholders of each member of the Stockholder Committee, subject to limitation on indemnification for gross negligence and willful misconduct, and exculpation of liability of Stockholder Committee members to other stockholders or Reorganized Teligent other than for gross negligence or willful misconduct, (c) reimbursement of expenses of members of the Stockholder Committee or their advisors by Reorganized Teligent (members of the Stockholders Committee shall initially receive no compensation from Reorganized Teligent for serving on the Stockholder Committee), and (d) restrictions on the transfer by sale, assignment or otherwise of New Teligent Common Stock by holders thereof, unless the transferee signs the Stockholders Agreement.

        4. Authorization of Corporate Action. Subject to the terms of the New Teligent Charter, the New Teligent Bylaws for Reorganized Teligent and the Stockholders Agreement, the occurrence of the Effective Date shall constitute authorization for the Debtors or Reorganized Teligent to take or cause to be taken any corporate action necessary or appropriate before or after the Effective Date for the effectuation of the Plan, including, all steps necessary, if any, for Reorganized Teligent to issue the New Teligent Common Stock and to file tax returns or to terminate the Debtors' corporate existence. All such actions shall be deemed to have been approved by the Bankruptcy Court, and all such actions and the other matters provided for under the Plan involving corporate action to be taken by or required of a Debtor will occur and be effective as provided in the Plan, and will be authorized and approved in all respects and for all purposes without any requirement of further action by any stockholders, voting trustees or directors of any of the Debtors.

J. Compromise of Controversies. Pursuant to Bankruptcy Rule 9019, and in consideration for the classification, distribution and other benefits provided by the Lenders under the Plan, the provisions of this Plan, including without limitation the distributions to be made to Holders of Allowed General Unsecured Claims, General Administrative Claims, Administrative Convenience Claims, Priority Claims, Priority Convenience Claims and Other Secured Claims pursuant to the Plan, shall constitute a good faith compromise and settlement of all Claims and controversies resolved pursuant to the Plan. The entry of the Confirmation Order shall constitute the Bankruptcy Court's approval of each of the foregoing compromises or settlements, and all other compromises and settlements provided for in the Plan, and the Bankruptcy Court's findings shall constitute its determination that such compromises and settlements are in the best interests of the Debtors, the estates, the creditors and other parties in interest, and are fair, equitable and within the range of reasonableness.

K. Insurance Preservation. Nothing in this Plan, including any releases, shall diminish or impair the enforceability of any Insurance Policies that may cover Claims against the Debtors or any other Person.

                                  ARTICLE VII
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A. Rejection of Executory Contracts and Unexpired Leases. Except as otherwise set forth herein, on the Confirmation Date, all executory contracts or unexpired leases of the Debtors will be deemed rejected in accordance with sections 365 and 1123 of the Bankruptcy Code, except those executory contracts and unexpired leases that (i) have been assumed by order of the Bankruptcy Court, (ii) are the subject of a motion to assume pending on the Effective Date,
(iii) are identified on a list to be filed with the Bankruptcy Court on or before the Confirmation Date, or (iv) are assumed under the Plan. Entry of the Confirmation Order by the clerk of the Bankruptcy Court shall constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

B. Benefit Plans. On the Confirmation Date, all benefit plans of the Debtors for any of their employees set forth in the Plan Supplement shall be deemed terminated.

                                  ARTICLE VIII
                      CONDITIONS PRECEDENT TO CONFIRMATION
                         AND EFFECTIVE DATE OF THE PLAN

A. Conditions Precedent to Confirmation Date of the Plan. The occurrence of the Confirmation Date shall be subject to satisfaction of the following conditions precedent:

        1. The entry of the Confirmation Order in form and substance satisfactory to the Debtors and the Agent.

        2. The Holders of all General Administrative Claims and Priority Claims have consented to or have been deemed to consent to the treatment set forth in
Article IV of the Plan, including without limitation, their potential receipt of less than the full amount to which they would otherwise be entitled under the Bankruptcy Code.

        3.  Class 4 shall have voted to accept the Plan.

B. Conditions Precedent to Effective Date of the Plan. The occurrence of the Effective Date and the substantial consummation of the Plan are subject to satisfaction of the following conditions precedent:

        1. Confirmation Order: The Confirmation Order shall be in full force and effect and shall not be subject to appeal, reconsideration, modification, or stay, or a motion, pleading, or other filing seeking an appeal, reconsideration, modification, or stay.

        2. Execution of Documents; Other Actions: All other actions and documents necessary to implement the Plan, including as set forth in the Plan Supplement, shall have been effected or executed.

        3. Funds: The Professional Fee Reserve Fund, the Claim Fund and the Unsecured Claim Fund shall be funded.

        4. Class 3 Claims: The Debtors and the Agent have determined that the business plan and financial projections for Reorganized Teligent will not be modified in any material respect as a result of any distributions to Holders of Claims in Class 3.

        5. Regulatory Approvals: All federal, state and local regulatory approvals necessary to implement the Plan shall have been received.

        6. Budget: An initial budget for the four-month period after the Effective Date for Reorganized Teligent shall have been accepted by the Agent.

        7.  Date: The Effective Date shall not occur later than September 15,
2002.

C. Waiver of Conditions Precedent: To the extent legally permissible, each of the conditions precedent in this Article may be waived, in whole or in part, by the Debtors, with the consent of the Agent. Any such waiver of a condition precedent may be effected at any time, without notice or leave or order of the Bankruptcy Court and without any formal action other than proceeding as if such condition did not exist.

                                   ARTICLE IX
                                PLAN MODIFICATION

        The Debtors may alter, amend, or modify the Plan under section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019 at any time before the Confirmation Date, with the Agent's consent, without an additional vote if the Bankruptcy Court finds, after notice and a hearing, to the extent necessary, that the proposed modification does not adversely change the treatment of any Class 4 Claim of any Person who has not accepted the modification. After the Confirmation Date and before substantial consummation of the Plan, the Debtors have the right under section 1127 of the Bankruptcy Code, to amend or modify the Plan in accordance with the Bankruptcy Code, if circumstances warrant amendment or modification and if, after notice and hearing, to the extent necessary, the Bankruptcy Court confirms the Plan as amended or modified.


                                   ARTICLE X
                            RETENTION OF JURISDICTION

        The Bankruptcy Court will retain and have exclusive jurisdiction over the Chapter 11 Cases for the following purposes:

        1.  to determine objections to the allowance of Claims;

        2. to determine motions to estimate Claims at any time, regardless of whether the Claim to be estimated is the subject of a pending objection, a pending appeal, or otherwise;

        3. to determine motions to subordinate Claims at any time and on any basis permitted by applicable law;

        4. to determine applications for the rejection or assumption of executory contracts or unexpired leases to which the Debtors are a party or with respect to which any Debtor may be liable, and to hear and determine, and if need be to liquidate, any and all Claims arising therefrom;

        5. to determine applications, adversary proceedings and contested or litigated matters and all Chapter 5 Causes of Action, whether pending on the Effective Date or commenced thereafter;

        6. to consider any Plan modifications, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court;

        7. to determine all controversies, suits and disputes that may arise in connection with the interpretation or consummation of the Plan or the documents filed pursuant to the Plan Supplement or Reorganized Teligent's obligations under the Plan;

        8. to issue orders in aid of execution of the Plan to the extent authorized by section 1142 of the Bankruptcy Code;

        9. to determine such other matters as may be set forth in the Confirmation Order or as may arise in connection with the Plan, the documents filed pursuant to the Plan Supplement or the Confirmation Order;

        10. to determine any and all applications for allowance of compensation and reimbursement of expenses and any other fees and expenses authorized to be paid or reimbursed under the Bankruptcy Code or the Plan;

        11. to enforce creditors' rights to payments and to the delivery of money or other Property to which holders of Allowed Claims may be entitled under the Plan;

        12.  to determine any matter or dispute in connection with the Funds;

        13. to issue injunctions, enter and implement other orders to take such other actions as may be necessary or appropriate to restrain interference by any Person with consummation, implementation or enforcement of the Plan, the documents filed pursuant to the Plan Supplement or the Confirmation Order; and

        14.  to enter a final decree closing the Chapter 11 Cases.

                                   ARTICLE XI
                             RELEASES AND INJUNCTION

A. Subordination. The classification and manner of satisfying all Claims and Equity Interests and the respective distributions and treatments hereunder take into account and/or conform to the relative priority and rights of the Claims and Equity Interests in each Class in connection with any contractual, legal and equitable subordination rights relating thereto whether arising under general principles of equitable subordination, section 510(b) of the Bankruptcy Code or otherwise, and any and all such rights are settled, compromised and released pursuant hereto. The Confirmation Order shall permanently enjoin, effective as of the Effective Date, all Persons from enforcing or attempting to enforce any such contractual, legal and equitable subordination rights satisfied, compromised and settled in this manner.

B. Limited Releases by Debtors. Except as otherwise specifically provided herein, for good and valuable consideration, including in the case of the Lenders, the funding of the Chapter 11 Cases pursuant to the Cash Collateral Order, the funding to be provided by the Lenders under the Plan, and the obligations and undertakings of the Lenders set forth in the Plan; and in the case of the D&O Releasees and the Committee Releasees, the service of the D&O Releasees and the Committee Releasees to facilitate the expeditious reorganization of the Debtors and the implementation of the restructuring contemplated by the Plan, the D&O Releasees, the Bank Releasees and the Committee Releasees, on and after the Effective Date, are released by the Debtors and Reorganized Teligent from any and all Claims (as defined in section 101(5) of the Bankruptcy Code), obligations, rights, suits, damages, causes of action, remedies and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that any Debtor or the subsidiary of any Debtor, or any person claiming derivatively through or on behalf of any Debtor or any such subsidiary would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim or Equity Interest or other Person, based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date.

C. Limited Releases by Holders of Claims. On and after the Effective Date, except as otherwise specifically provided herein, for good and valuable consideration, including in the case of the Lenders, the funding of the Chapter 11 Cases pursuant to the Cash Collateral Order, the funding to be provided by the Lenders under the Plan, and the obligations and undertakings of the Lenders set forth in the Plan; and in the case of the D&O Releasees and the Committee Releasees, the service of the D&O Releasees and the Committee Releasees to facilitate the expeditious reorganization of the Debtors and the implementation of the restructuring contemplated by the Plan, each Holder of a Claim (a) who has accepted or is deemed to accept the Plan or (b) who may be entitled to receive a distribution of property in connection with the Plan (in each case regardless of whether a proof of claim was filed, whether or not Allowed and whether or not the Holder of such claim has voted on the Plan) shall be deemed to have unconditionally released the D&O Releasees, the Bank Releasees and the Committee Releasees from any and all Claims (as defined in section 101(5) of the Bankruptcy Code), obligations, rights, suits, damages, causes of action, remedies and liabilities whatsoever, including any derivative claims on behalf of Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that such Person would have been legally entitled to assert (whether individually or collectively), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date in any way relating or pertaining to (w) the purchase or sale, or the rescission of a purchase or sale, of any security of Debtor, (x) the Debtor or Reorganized Teligent, (y) the Chapter 11 Cases, or (z) the negotiation, formulation and preparation of the Plan, or any related agreements, instruments or other documents; except that nothing in this Article XI(C) or the following Article XI(D) shall be deemed a release of or an injunction against the pursuit of any claims or causes of action held by (i) the Lenders with respect to or arising as a result of, loans made under the Prepetition Credit Agreement after October 1, 2000; (ii) the United States Securities and Exchange Commission; or (iii) any Holder of an Equity Interest.

D. Injunction. As of the Confirmation Date, except as provided in the Plan or the Confirmation Order, all Persons that have held, currently hold or may hold a Claim or other debt or liability, or Equity Interest that is addressed in the Plan are permanently enjoined from taking any of the following actions on account of any such Claims, debts, interests or liabilities, other than actions brought to enforce any rights or obligations under the Plan: (i) commencing or continuing in any manner any action or other proceeding against the Debtors, Reorganized Teligent, the Releasees or their respective properties; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors, Reorganized Teligent, the Releasees or their respective properties; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtors, Reorganized Teligent, the Releasees or their respective properties; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors, Reorganized Teligent, the Releasees or their respective properties, and (v) commencing or continuing, in any manner or any place, any action that does not comply with or is inconsistent with the provisions of the Plan or the Confirmation Order.

E. Preservation of Rights. Unless a cause of action against any Person or entity is expressly waived, relinquished, released, compromised or otherwise settled in the Plan or any Final Order, the Debtors expressly reserve any and all actual or potential causes of action (known or unknown), whether or not described in the Plan or otherwise disclosed to the Bankruptcy Court, for later adjudication (pursuant to the terms of the Plan) and therefore no preclusion doctrine, including without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches shall apply to any such causes of action upon the confirmation or consummation of the Plan.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

A. Title to Assets. Except as otherwise provided by the Plan, on the Effective Date, title to all Property shall vest in Reorganized Teligent free and clear of all claims, security interests, liens and equity interests in accordance with section 1141 of the Bankruptcy Code.

B. Payment of Statutory Fees. All fees payable under 28 U.S.C.ss. 1930, as determined by the Bankruptcy Court at the hearing under section 1128 of the Bankruptcy Code, shall be paid on or before the Effective Date.

C. No Transfer Taxes. Pursuant to section 1146 of the Bankruptcy Code, the issuance, transfer or exchange of any security under the Plan, or the making or delivery of an instrument to transfer under the Plan, may not be taxed under any law imposing a stamp or similar tax.

D. Section 1145 Exemption: To the maximum extent provided by section 1145 of the Bankruptcy Code and applicable nonbankruptcy laws, the issuance of the New Teligent Common Stock shall be exempt from registration under the Securities Act of 1933, as amended.

E. Exculpation. The Debtor, Reorganized Teligent, the D&O Releasees, the Bank Releasees and the Creditors Committee Releasees, and their respective members and professionals (acting in such capacity) shall neither have nor incur any liability to any Person for any act taken or omitted to be taken in connection with or related to the formulation, preparation, dissemination, implementation, administration, Confirmation or Consummation of the Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created or entered into in connection with the Plan, or any act taken or omitted to be taken in connection with, in contemplation of, during or in any way related to the Chapter 11 Cases.

F. Committee. The Creditors' Committee shall be dissolved on the Effective Date. On such date, its members, professionals and agents shall be deemed released of their duties and obligations, and shall be without further duties or authority in connection with the Debtors, the Chapter 11 Cases, the Plan or its implementation.

G. Headings. Headings are used in the Plan for convenience and reference only, and shall nor constitute a part of the Plan for any other purpose.

H. Binding Effect. The Plan shall be binding upon and inures to the benefit of the Debtors, Reorganized Teligent, the holders of Claims and Equity Interests, and their respective successors and assigns.

I. Plan Controls. To the extent the Plan is inconsistent with the Disclosure Statement, the provisions of the Plan shall be controlling.

J.      Revocation or Withdrawal.

        1. Right to Revoke. The Debtors reserve the right to revoke or withdraw the Plan prior to the Effective Date, with the Agent's consent.

        2. Effect of Withdrawal or Revocation. If the Debtors revoke or withdraw the Plan prior to the Effective Date, or if the Effective Date does not occur, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by or against the Debtors or any other Person or to prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors.

K. Substantial Consummation. On the Effective Date, the Plan shall be deemed to be substantially consummated under 11 U.S.C. ss.ss. 1101 and 1127(b).

L. Notices. Any notice required or permitted to be provided under the Plan or Disclosure Statement shall be in writing and served by either (1) certified mail, return receipt requested, postage prepaid, (2) hand delivery, or (3) reputable overnight delivery service, delivery prepaid, to be addressed as follows:

         1........If to the Debtors:

                                            Teligent, Inc.
                                            460-Herndon Parkway
                                            Suite 100
                                            Herndon, VA 20170
                                            Attn: Jim Continenza
                                                      Stuart Kupinsky

                                            with a copy to:

                                            Kirkland & Ellis
                                            153 East 53rd Street
                                            New York, New York 10022
                                            Attn:    James H.M. Sprayregen, P.C.

                                            Kirkland & Ellis
                                            200 East Randolph Drive
                                            Chicago, Illinois 60601
                                            Attn:    Matthew N. Kleiman
                                                     Anup Sathy

         2........If to Reorganized Teligent:

                                            Reorganized Teligent
                                            460-Herndon Parkway
                                            Suite 100
                                            Herndon, VA 20170
                                            Attn: Jim Continenza
                                                  Stuart Kupinsky

M. Governing Law. Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of the State of New York shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan.

N. Withholding and Reporting Requirements. In connection with the Plan and all instruments issued in connection therewith and distributions thereon, Reorganized Teligent shall comply with any withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority and all distributions hereunder shall be subject to any such withholding and reporting requirements.

Dated: September 5, 2002

                                           Respectfully submitted,

                                           TELIGENT, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           TELIGENT SERVICES, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           XANDU SHELL CORP. (f/k/a AMERICAN
                                           LONG LINES, INC.)

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           ASSOCIATION COMMUNICATIONS, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           AUCTEL, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           BACKLINK, L.L.C.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           WINSTON SHELL CORP. (f/k/a EASTON
                                           TELECOM SERVICES, INC.)

                                           By:  /s/  James V. Continenza
                                                ------------------------

                                           QUINCY SHELL CORP. (f/k/a EXECUTIVE
                                           CONFERENCE, INC.)

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           FIRSTMARK COMMUNICATIONS, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           SAWYER SHELL CORP. (f/k/a INFINET
                                           TELECOMMUNICATIONS, INC.)

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           JTEL, L.L.C.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           KATLINK, L.L.C.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           OMC COMMUNICATIONS, INC

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           QUADRANGLE INVESTMENTS, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           ATLANTIS II SHELL CORP. (f/k/a
                                           TELECOMMUNICATIONS CONCEPTS, INC.)

                                           By:  /s/  James V. Continenza
                                                ------------------------

                                           TELIGENT COMMUNICATIONS, L.L.C.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           TELIGENT LICENSE CO. I, L.L.C.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           TELIGENT LICENSE CO. II, L.L.C.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           TELIGENT OF VIRGINIA, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------

                                           TELIGENT PROFESSIONAL SERVICES, INC.

                                           By:  /s/  James V. Continenza
                                                ------------------------



                                           TELIGENT TELECOMMUNICATIONS, L.L.C.

                                           By:  /s/  James V. Continenza
                                                ------------------------

James H.M. Sprayregen, P.C. (JS-7757)
Jonathan S. Henes (JH 1979)
Michael J. Frishberg (MF-5619)
Kirkland & Ellis
153 East 53rd Street
New York, New York 10022-4675
(212) 446-4800

Matthew N. Kleiman (MK-3828)
Anup Sathy (AS-4915)
KIRKLAND & ELLIS
200 East Randolph Drive
Chicago, Illinois 60601
(312) 861-2000

Attorneys for Debtors and Debtors-in-Possession

Attorneys for Debtors and Debtors-in-Possession